UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

65 Fairchild Street, Charleston, South Carolina	29492
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BLKB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 13, 2019, the board of directors (the “Board”) of Blackbaud, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:

•	Add procedural mechanics for stockholders to call special meetings of stockholders or act by written consent;

•
Enhance procedural mechanics in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement) at stockholder meetings, including to provide that stockholder nominations and proposals are no longer due between 45 and 75 days prior to the date of the meeting but, rather, (x) in the case of an annual meeting, 90 to 120 days prior to the first anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the preceding year’s annual meeting of stockholders and (y) in the case of a special meeting, no earlier than 120 days prior to the date of the special meeting and no later than the later of 90 days prior to such special meeting or the tenth day following the day on which the Company first publicly announces the date of such special meeting;

•	Specify powers of the chairman of a stockholder meeting to establish and enforce rules of conduct and the order of business at the meeting;

•	Enhance provisions related to the notice, adjournment, postponement and cancellation of stockholder meetings;

•	Enhance the majority voting provision for director elections, including to address abstentions and broker non-votes;

•	Allow emergency special Board meetings to be held with less than 48 hours’ notice;

•	Change the Chairman of the Board position from an officer to a non-officer Board position;

•	Update descriptions of officer positions and provisions addressing authority to terminate various officers;

•
Clarify that any amendments to the Amended and Restated Bylaws not approved by the Board require approval by a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors;

•	Make various updates, including to remove obsolete references to a prior stockholder of the Company and its affiliates and to reflect updates to the Delaware General Corporation Law.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Blackbaud, Inc. dated June 13, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	June 14, 2019	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)